                                                                  EXHIBIT (z)(2)

Item 27(b)
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

Richard F. Powers III               Chairman & Chief Executive Officer                Oakbrook Terrace, IL
John H. Zimmerman III               President                                         Oakbrook Terrace, IL
A. Thomas Smith III                 Executive Vice President, General                 Oakbrook Terrace, IL
                                    Counsel & Secretary;
                                    Vice President and Secretary of the Funds
William R. Rybak                    Executive Vice President, Chief
                                    Financial Officer & Treasurer                     Oakbrook Terrace, IL
Michael H. Santo                    Executive Vice President & Chief
                                    Administrative Officer                            Oakbrook Terrace, IL
Paul R. Wolkenberg                  Executive Vice President:                         Oakbrook Terrace, IL
                                    Vice President of the Funds

Laurence J. Althoff                 Sr. Vice President & Controller                   Oakbrook Terrace, IL
James J. Boyne                      Sr. Vice President, Associate General             Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary
Gary R. DeMoss                      Sr. Vice President                                Oakbrook Terrace, IL
John E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Golod,                   Sr. Vice President                                Annapolis, MD
Steven T. Johnson                   Sr. Vice President                                Oakbrook Terrace, IL
Scott E. Martin                     Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary;
                                    Assistant Secretary of the Funds
Walter E. Rein                      Sr. Vice President                                Oakbrook Terrace, IL
James J. Ryan                       Sr. Vice President                                Oakbrook Terrace, IL
Colette M. Saucedo                  Sr. Vice President                                Houston, TX
Frederick Shepherd                  Sr. Vice President                                Houston, TX
Steven P. Sorenson                  Sr. Vice President                                Oakbrook Terrace, IL
Michael L. Stallard                 Sr. Vice President                                Oakbrook Terrace, IL
Robert S. West                      Sr. Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                  Sr. Vice President                                Oakbrook Terrace, IL
Edward G. Wood, III                 Sr. Vice President,
                                    Chief Operating Officer;                          Oakbrook Terrace. IL
                                    Vice President of the Funds

Patricia A. Bettlach                1st Vice President                                Chesterfield, MO
Glenn M. Cackovic                   1st Vice President                                Laguna Niguel, CA
Eric J. Hargens                     1st Vice President                                Orlando, FL
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
David S. Hogaboom                   1st Vice President                                Oakbrook Terrace, IL
Dominic C. Martellaro               1st Vice President                                Danville, CA
Carl Mayfield                       1st Vice President                                Lakewood, CO
Mark R. McClure                     1st Vice President                                Oakbrook Terrace, IL
Maura A. McGrath                    1st Vice President                                New York, NY
Thomas Rowley                       1st Vice President                                St. Louis, MO
Andrew J. Scherer                   1st Vice President                                Oakbrook Terrace, IL
George J. Vogel                     1st Vice President                                Oakbrook Terrace, IL
James D. Stevens                    1st Vice President                                North Andover, MA

James R. Yount                      1st Vice President                                Mercer Island, WA

Robert J. Abreu                     Vice President                                    New York, NY
James K. Ambrosio                   Vice President                                    Massapequa, NY
Brian P. Arcara                     Vice President                                    Buffalo, NY
Scott C. Bemstiel                   Vice President                                    Plainsboro, NJ
Carol S. Biegel                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Oakbrook Terrace, IL
Michael P. Boos                     Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                    Vice President                                    Oakbrook Terrace, IL
Elizabeth M. Brown                  Vice President                                    Houston, TX
William F. Burke, Jr.               Vice President                                    Mendham, NJ
Loren Burket                        Vice President                                    Plymouth, MN
Christine Cleary Byrum              Vice President                                    Tampa, FL
Daniel R. Chambers                  Vice President                                    Austin, TX
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Oakbrook Terrace, IL
Scott A. Chriske                    Vice President                                    Plano, TX
German Clavijo                      Vice President                                    Atlanta, GA
Eleanor M. Cloud                    Vice President                                    Oakbrook Terrace, IL
Dominick Cogliandro                 Vice President & Asst. Treasurer                  New York, NY
Michael Colston                     Vice President                                    Louisville, KY
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Nicholas Dalmaso                    Vice President, Associate General                 Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds
Michael E. Eccleston                Vice President                                    Oakbrook Terrace, IL
Christopher J. Egan                 Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
Nicholas J. Foxhoven                Vice President                                    Englewood, CO
Charles Friday                      Vice President                                    Gibsonia, PA
Timothy D. Griffith                 Vice President                                    Kirkland, WA
Kyle D. Haas                        Vice President                                    Oakbrook Terrace, IL
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    Oakbrook Terrace, IL
Joseph Hays                         Vice President                                    Cherry Hill, NJ
Susan J. Hill                       Vice President                                    Oakbrook Terrace, IL
Thomas R. Hindelang                 Vice President                                    Gilbert, AZ
Bryn M. Hoggard                     Vice President                                    Houston, TX
Michael B. Hughes                   Vice President                                    Oakbrook Terrace, IL
Robert S. Hunt                      Vice President                                    Phoenix, MD
Lowell Jackson                      Vice President                                    Norcross, GA
Kevin G. Jajuga                     Vice President                                    Baltimore, MD
Dana R. Klein                       Vice President                                    Oakbrook Terrace, IL
Frederick Kohly                     Vice President                                    Miami, FL
David R. Kowalski                   Vice President & Director
                                    of Compliance                                     Oakbrook Terrace, IL
Richard D. Kozlowski                Vice President                                    Atlanta, GA
Patricia D. Lathrop                 Vice President                                    Tampa, FL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Daphne, AL


S. William Lehew III                Vice President                                    Charlotte, NC
Eric Levinson                       Vice President                                San Francisco, CA
Jonathan Linstra                    Vice President                                Oakbrook Terrace, IL
Richard M. Lundgren                 Vice President                                Oakbrook Terrace, IL
Walter Lynn                         Vice President                                Flower Mound, TX
Linda S. MacAyeal                   Vice President                                Oakbrook Terrace, IL
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Puyallup, WA
Anne Therese McGrath                Vice President                                Los Gatos, CA
John Mills                          Vice President                                Kenner, LA
Stuart R. Moehlman                  Vice President                                Houston, TX
Ted Morrow                          Vice President                                Dallas, TX
Robert Muller, Jr.                  Vice President                                Cypress, TX
Peter Nicholas                      Vice President                                Beverly, MA
Steven R. Norvid                    Vice President                                Oakbrook Terrace, IL
Todd W. Page                        Vice President                                Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Houston, TX
Christopher Petrungaro              Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Philadelphia, PA
Ronald E. Pratt                     Vice President                                Marietta, GA
Craig S. Prichard                   Vice President                                Fairlawn, OH
Daniel D. Reams                     Vice President                                Royal Oak, MI
Michael W. Rohr                     Vice President                                Oakbrook Terrace. IL
Jeffrey L. Rose                     Vice President                                Houston, TX
Suzette N. Rothberg                 Vice President                                Plymouth, MN
Jeffrey Rourke                      Vice President                                Oakbrook Terrace, IL
Heather R. Sabo                     Vice President                                Richmond, VA
Stephanie Scarlata                  Vice President                                Bedford Corners, NY
Christina L. Schmieder              Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Tampa, FL
Gwen L. Shaneyfalt                  Vice President                                Oakbrook Terrace, IL
Jeffrey C. Shirk                    Vice President                                Swampscott, MA
Traci T. Sorenson                   Vice President                                Oakbrook Terrace, IL
Kimberly M. Spangler                Vice President                                Fairfax, VA
Darren D. Stabler                   Vice President                                Phoenix, AZ
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Los Angles, CA
William C. Strafford                Vice President                                Granger, IN
Mark A. Syswerda                    Vice President                                Oakbrook Terrace, IL
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Todd A. Volkman                     Vice President                                Austin, TX
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Weston B. Wetherell                 Vice President, Assoc. General                Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds
Frank L. Wheeler                    Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Oakbrook Terrace, IL
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL

David M. Wynn                       Vice President                                Phoenix, AZ
Patrick M. Zacchea                  Vice President                                Oakbrook Terrace, IL

Scott F. Becker                     Asst. Vice President                          Oakbrook Terrace, IL
Brian E. Binder                     Asst. Vice President                          Oakbrook Terrace, IL
Joan E. Blackwood                   Asst. Vice President                          Oakbrook Terrace, IL
Billie J. Bronaugh                  Asst. Vice President                          Houston, TX
Gregory T. Brunk                    Asst. Vice President                          Oakbrook Terrace, IL
Gina Costello                       Asst. Vice President                          Oakbrook Terrace, IL
Sarah K. Geiser                     Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Laurie L. Jones                     Asst. Vice President                          Houston, TX
Robin R. Jordan                     Asst. Vice President                          Oakbrook Terrace, IL
Ivan R. Lowe                        Asst. Vice President                          Houston, TX
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Regina Rosen                        Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
Vanessa M. Sanchez                  Asst. Vice President                          Oakbrook Terrace, IL
Thomas J. Sauerborn                 Asst. Vice President                          New York, NY
Bruce Saxon                         Asst. Vice President                          Oakbrook Terrace, IL
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lauren B. Sinai                     Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Transier                 Asst. Vice President                          Houston, TX
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Sharon M. C. Wells                  Asst. Vice President                          Oakbrook Terrace, IL

Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Theresa M. Renn                     Officer                                       Oakbrook Terrace, IL
Larry Vickrey                       Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
Richard F. Powers III               Director                                      Oakbrook Terrace, IL
A. Thomas Smith III                 Director                                      Oakbrook Terrace, IL
William R. Rybak                    Director                                      Oakbrook Terrace, IL
John H. Zimmerman III               Director                                      Oakbrook Terrace, IL